Exhibit 99.1

FTE Networks, Inc. Proprietary and Confidential • October 2015 Enabling the IT and Telecommunications Industries Ticker Symbol: OTCQX:FTNW www.ftenet.com 1

Forward Looking Statements This presentation may contain forward - looking statements relating to the business of FTE Networks . All statements other than historical facts are forward - looking statements, which can be identified by the use of forward - looking terminology such as "believes," "expects" or similar expressions . These statements involve risks and uncertainties that may cause actual results to differ materially from those anticipated, believed, estimated or expected . These risks and uncertainties are described in detail in our filings with the Securities and Exchange Commission . Forward - looking statements are based on FTE Networks’ current expectations and beliefs concerning future developments and their potential effects on FTE Networks . There is no assurance that future developments affecting FTE Networks will be those anticipated by FTE Networks . FTE Networks undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise, except as required under applicable securities laws . 2

FTE Networks, Inc . designs, builds, and supports wireless and wireline networking infrastructures for the IT and telecommunications industries . We enable our customers to connect to their customers by providing a high performance networking infrastructure to ensure fast, reliable and secure voice, data and digital content delivery . With our integrated end to end networking engineering approach, wealth of industry experience and strong customer relationships, FTE helps companies expand their market presence, improve performance and agility, and control costs . Founded in 2007 , FTE Networks, Inc . is headquartered in Naples, Florida, with twelve offices and about 286 employees throughout the United States and Europe . About FTE Networks 3

Lines of Business Fiber Optics Data Center Infrastructure Wireless Integration Surveillance & Security 4

Industry Observations Fiber Optics: Google fiber will target every top 3 tier city nationwide for fiber deployment over the next 5 to 7 years - a cost upward of $100 billion. - Pivotal Research Data Center Infrastructure: Global data center traffic will nearly triple from 2013 to 2018 with a combined annual growth rate (CAGR) of 23% - Cisco CloudVerse® Wireless Integration: U.S. wireless operators are expected to spend $212 billion over the next 5 years and upgrade their LTE networks due to the growing demand for mobile data and video – iGR Research Firm Surveillance & Security: The increasing adoption of mobile, cloud, social and information (often interacting together) will drive use of new security technology and services through 2016 . – Gartner 5

Growth Opportunity : Fiber Optics 6 Revenue COGS- FTE Fixed Exp COGS- FTE Variable Exp COGS- SC Exp COGS- Equip&M atl Profit Project Financials $6,262,632 $3,454,288 $348,000 $121,856 $78,951 $2,259,537 Percent Margin Impact 100% 55% 6% 2% 1% 36% 0% 20% 40% 60% 80% 100% $- $2,000,000 $4,000,000 $6,000,000 P&L , Gross Margin= 30%

Growth Opportunity: Data Center Infrastructure 7 Revenue COGS- FTE Fixed Exp COGS- FTE Variable Exp COGS- SC Exp COGS- Equip&M atl Profit Project Financials $1,003,573 $225,072 $91,256 $12,478 $97,628 $577,139 Percent Margin Impact 100% 22% 9% 1% 10% 58% 0% 20% 40% 60% 80% 100% $- $200,000 $400,000 $600,000 $800,000 $1,000,000 Project Financials & Percent Margin Impact P&L , Gross Margin= 58%

Growth Opportunity : Wireless Integration 8 Revenue COGS- FTE Fixed Exp COGS- FTE Variable Exp COGS- SC Exp COGS- Equip&M atl Profit Project Financials $881,953 $167,302 $91,328 $133,457 $64,551 $425,315 Percent Margin Impact 100% 19% 10% 15% 7% 48% 0% 20% 40% 60% 80% 100% $- $200,000 $400,000 $600,000 $800,000 Project Financials & Percent Margin Impact P&L , Gross Margin= 48%

Growth Opportunity : Surveillance & Security 9 Revenue COGS- FTE Fixed Exp COGS- FTE Variable Exp COGS-SC Exp COGS- Equip&Ma tl Profit Project Financials $181,365 $42,533 $27,430 $- $11,639 $99,763 Percent Margin Impact 100% 23% 15% 0% 6% 55% 0% 25% 50% 75% 100% $- $50,000 $100,000 $150,000 $200,000 P&L , Gross Margin= 55%

▪ Increase Data Center Infrastructure contracts, the expected benefits being: ▪ Higher margin business ▪ Significant recurring revenue opportunities ▪ Less capital intensive ▪ Lower risk operation ▪ Expand Fiber Optics North American Market ▪ Southeast ▪ Northwest ▪ Increase Surveillance and Security contracts ▪ Strong joint venture opportunities ▪ Exposure to projects at the federal and municipal government level ▪ Streamline two lines of business: Wireless and Surveillance & Security Go To Market Strategy 10

Capital Structure Fiscal Year End: December 31 st Board/Ticker*: OTC:QX/FTNW Stock Price: N/A Market Cap: N/A Common Shares Outstanding: 46 mm *Trading anticipated to start December 2015 11

Financial Highlights (All amounts represented in 000's) Year End 9/30/14 Period Ending 6/30/15 FTE Networks, Inc. Gross Revenues $17,044 $4,070 Cost of Sales $12,521 $3,147 SG&A $4,953 $1,226 EBITDA ($542) ($303) Total Assets $2,560 $3,283 Cash on Hand $1 $189 Total Liabilities $12,127 $13,640 Liabilities and Shareholder Deficiency $2,647 $4,107 * Change in Fiscal Year to 12/31

Corporate Milestones ▪ Completed reverse merger in June 2013 . ▪ Completed Form 10 registration statement . ▪ Direct vendor relationships with 6 Fortune 50 marquee companies . ▪ Entered into several joint venture partnerships throughout the United States . ▪ Market expansion into Charlotte, Atlanta, and Seattle . ▪ Closed new $ 8 MM debt facility . ▪ Extinguished $ 3 . 4 MM of principal and $ 2 MM of interest of Senior Secured Notes through a Tender Offer, expected to close on December 4 th . 13

Seasoned Management Team MICHAEL PALLESCHI Chief Executive Officer, Chairman of the Board 19 years of executive management, operations and infrastructure deployment experience in the telecommunications industry JOHN WOOD Chief Operating Officer 38 years of leadership experience in operations and outside plant construction in the telecommunications and utility industries JOHN KLUMPP Chief Strategy Officer, Board Director 36 years of experience in financial management, technology, commodity and risk management CARLIE ANCOR Chief Marketing Officer 22 years of experience in engineering and marketing of telecommunications infrastructure services DAVID LETHEM Chief Financial Officer 30 years of experience in finance, accounting, audit and SOX compliance ANTHONY SIROTKA Sr. Vice President of Business Development 20 years of experience in the telecommunications and construction industry 14

Customer Testimonials “ We are impressed with the caliber of work FTE Networks has done in a very short amount of time . Our university client base demands state - of - the - art hardware installed so as to prevent the slightest disruption in wireless access . FTE Networks has helped us deliver that . ” - Robert Dungan, Director of Installation Services “ The extensive project management experience that FTE has ensures that the project gets done on time, on budget, and with the highest quality possible . ” - Jeremy Walsh, Fiber Engineer II “The FTE team has the necessary technical experience, business acumen and sense of urgency that allows me to consider them an extension of my own team . As a partner, FTE allows my company to remain lean yet still compete for and win large projects because I know they have the resources to support me in getting the work done in a timely, cost effective manner . ” - Patrick O’Hare, Senior Vice President 15

FTE Blueprint for Growth 16 ▪ Leverage significant market opportunity. ▪ Further develop robust pipeline of high - margin projects. ▪ Further diversify customer base and develop strong, long - term relationships. ▪ Increase footprint 2016 in North America. ▪ Deliver sustainable and profitable revenue growth.

FTE Networks, Inc. Sarah Winner Vice President of Marketing and Communications 239.935.0400 swinner@ftenet.com Investor Relations Porter , LeVay & Rose, Inc. Michael Porter or Matthew Abenante 212.564.4700 matthew@plrinvest.com www.ftenet.com Contact Us